Exhibit 10.7

DATED	November 11, 2008

(1) BARCLAYS BANK PLC

as Bank

(2) FULL CIRCLE PARTNERS, LP

as Security Trustee

(3) EMPIRE INTERACTIVE PLC

as Intra-Group Creditor

(4) EMPIRE INTERACTIVE PLC and EMPIRE INTERACTIVE HOLDINGS LIMITED

as Guarantors

- and -

(5) EMPIRE INTERACTIVE EUROPE LIMITED

as Borrower

DEED OF PRIORITY

CONTENTS

1.	Definitions and interpretation	1
2.	Purpose of this Deed of Priority	4
3.	Undertaking of the OBLIGORS	4
4.	Application	4
5.	Consent	5
6.	Representations and warranties	5
7.	Effect of this Deed of Priority	6
8.	Assignment and transfer	6
9.	Information	6
10.	ENFORCEMENT	6
11.	BANK OFFER TO SELL	7
12.	Notices	8
13.	Perpetuity period	8
14.	Partial invalidity	8
15.	Remedies and waivers	8
16.	Counterparts	9
17.	Governing law and jurisdiction	9
SCHEDULE 1		10
	Customer Orders	10

This DEED OF PRIORITY is made on	2008

BETWEEN

(1)	BARCLAYS BANK PLC (the "Bank");
(2)	FULL CIRCLE PARTNERS, LP, a Delaware limited partnership, as security trustee for the Secured Parties(the "Security Trustee");
(3)	EMPIRE INTERACTIVE PLC, a company incorporated and registered in England with number 02453777 (the "Intra-Group Creditor");
(4)

EMPIRE INTERACTIVE PLC, a company incorporated and registered in England with number 02453777 and EMPIRE INTERACTIVE HOLDINGS LIMITED ("EIHL"), a company incorporated and registered in England with number 03531020 (the "Guarantors" and each a "Guarantor"); and

(5)	EMPIRE INTERACTIVE EUROPE LIMITED, a company incorporated and registered in England with number 02172439 (the"Borrower").

IT IS AGREED:

1.	DEFINITIONS AND INTERPRETATION
1.1	Definitions

In this Deed of Priority unless the context otherwise requires:

"Bank Debt" means the aggregate amount from time to time outstanding of all monies, obligations and liabilities, whether actual or contingent, due, owing or incurred by the Obligors to the Bank;

"Bank Facilities Agreement" means the facility letters dated 21 August 2006, 7 August 2007, 25 February 2008, 9 July 2008 and 16 October 2008 and entered into between inter alia (1) the Borrower and (2) the Bank;

"Bank Security Documents" means all fixed and floating charges and other security documents which are from time to time entered into by any Obligor in favour of the Bank creating or expressed to create security for any or all of the Bank Debt;

"Business Day" means a day (other than Saturday or Sunday) on which banks are open for general business in London;

"Creditors" means the Bank, the Security Trustee and the Intra-Group Creditor (each a "Creditor");

"Debt" means the Bank Debt, the Lender Debt and the Intra-Group Debt;

"Enforcement Action" means, in relation to any Debt, any action whatsoever to:

(a)	demand payment, declare prematurely due and payable or otherwise seek to accelerate payment of, or place on demand, all or any part of such Debt;
(b)	recover all or any part of such Debt (including by exercising any right of set-off or combination of accounts);

(c)

exercise or enforce directly or indirectly any right against sureties or any other rights (including, without limitation, the crystallising of any floating charge) under any other document or agreement in relation to, or given in support of, all or any part of such Debt (including under the Security Documents);

(d)	petition for (or take any other steps or action which may lead to) an Insolvency Event in relation to an Obligor; or
(e)	commence legal proceedings against an Obligor;

"Insolvency Event" means:

(a)

any resolution is passed or order made or any steps are taken towards the winding-up, liquidation, dissolution, administration or reorganisation of an Obligor (save in connection with an amalgamation or reconstruction with the prior consent in writing of the Creditors);

(b)

an Obligor becomes subject to any insolvency, bankruptcy, reorganisation, receivership, liquidation, dissolution or other similar proceedings, whether voluntary or involuntary (and whether or not involving insolvency) (save in connection with an amalgamation or reconstruction with the prior consent in writing by the Creditors);

(c)	an Obligor assigns its assets, or enters into any arrangement, for the benefit of its creditors generally (other than a solvent reorganisation with the prior consent of the Creditors);
(d)	an Obligor becomes subject to any distribution of its assets, or if any analogous event occurs in any jurisdiction; or
(e)	the directors of an Obligor take any formal step in relation to obtaining a moratorium or making a proposal for a voluntary arrangement under Part 1 of the Insolvency Act 1986;

"Insurance" means credit insurance at any time held by, or written in favour of, an Obligor, or in which an Obligor from time to time has an interest;

"Intra-Group Debt" means the aggregate amount from time to time outstanding of all monies, obligations and liabilities (whether actual or contingent) due, owing or incurred by the Borrower to the Intra-Group Creditor;

"Intra-Group Security Documents" means all fixed and floating charges and other security documents which are from time to time entered into by the Borrower in favour of the Intra-Group Creditor creating or expressed to create security for any or all of the Intra-Group Debt;

"Lender Debt" means the aggregate amount from time to time outstanding of all monies, obligations and liabilities (whether actual or contingent) due, owing or incurred by the Obligors to the Secured Parties;

"Lender Facility Agreement" means the loan agreement dated on or about the date of this Deed of Priority and entered into between, inter alia, the Borrower (1) and the Security Trustee (in its capacity as lender and agent) (2);

"Lender Priority Assets" means:

(a)

all cash, Receivables, Stock and Insurances held or arising in respect of the customer orders listed in Schedule 1 of this Deed of Priority up to the value of such customer orders as stated in Schedule 1; and

(b)	any shares in the Borrower or EIHL;

"Lender Security Documents" means all fixed and floating charges and other security documents which are from time to time entered into by any Obligor in favour of the Security Trustee creating or expressed to create security for any or all of the Lender Debt;

"Obligors" means the Borrower and the Guarantors (each an "Obligor");

"Receivables" means all present and future book debts and other debts, rentals, royalties, fees, VAT and monetary claims and all other amounts at any time recoverable or receivable by, or due or owing to, any Obligor (whether actual or contingent and whether arising under contract or in any other manner whatsoever) together with:

(a)

the benefit of all rights, guarantees, Security Interests and remedies relating to any of the foregoing (including without limitation, negotiable instruments, indemnities, reservations of property rights, rights of tracing and unpaid vendor's liens and similar association rights); and

(b)	all proceeds of any of the foregoing;

"Receiver" means any receiver, receiver and manager or administrative receiver;

"Secured Parties" means the Security Trustee, Full Circle Partners, LP (a Delaware limited partnership) as agent and lender and any other lender from time to time party to the Lender Facility Agreement (and each a "Secured Party");

"Security Documents" means the Lender Security Documents, the Bank Security Documents and the Intra-Group Security Documents;

"Security Interest" means any mortgage, pledge, lien, charge, assignment by way of security, hypothecation, security interest, title retention, preferential right or trust arrangement or any other security agreement or arrangement having the effect of security; and

"Stock" means raw materials, work in progress and finished goods, being the stock-in-trade of the relevant Obligor.

1.2	Interpretation
(a)	Any reference to any provision of law is a reference to that provision as amended or re-enacted.
(b)	References to defined parties in this Deed of Priority shall be construed so as to include their respective successors in title, permitted transferees and permitted assigns.
(c)	References to the singular include the plural and vice versa.

(d)	References to clauses, paragraphs and schedules are references to clauses, paragraphs and schedules of this Agreement unless otherwise stated. References to this Agreement include its schedules.
(e)	Section, clause and schedule headings are for ease of reference only and shall not affect the construction of this Agreement.
(f)

References to this "Deed", this "Deed of Priority", the "Bank Facilities Agreement", the "Lender Facility Agreement", any "Security Documents " or any other agreement or instrument is a reference to such Deed, Deed of Priority, Bank Facilities Agreement, Lender Facility Agreement, Security Document or other agreement or instrument as amended, supplemented, extended, restated, novated and/or replaced in any manner from time to time (however fundamentally and even if any of the same increases the obligations of the Borrower or provides for further advances).

1.3	Third party rights

A person who is not a party to this Deed of Priority shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed of Priority. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to such legislation.

1.4	Conflict

In the event of any conflict or inconsistency arising between any of the provisions of this Deed of Priority and all or any of the provisions of the Security Documents, the provisions of this Deed of Priority shall prevail.

2.	PURPOSE OF THIS DEED OF PRIORITY
(a)	Each of the Creditors hereby agrees to regulate any claim it may now or hereafter have against the Obligors in the manner set out herein.
(b)

Each Obligor enters into this Deed of Priority for the purpose of acknowledging the arrangements between the Creditors and regulating their respective claims against it. Each Obligor irrevocably waives any rights which it may now or in the future have to challenge or have set aside any arrangement agreed between the Creditors (or any of them).

(c)	None of the undertakings in this Deed of Priority on the part of any Creditor is given to or for the benefit of any Obligor or shall be enforceable by any Obligor.
3.	UNDERTAKING OF THE OBLIGORS

Each Obligor undertakes to each of the Creditors to observe the provisions of this Deed of Priority at all times and not in any way to prejudice or affect the enforcement of such provisions or to do or suffer anything to be done which would be in breach of the terms of this Deed of Priority.

4.	APPLICATION
(a)

(i)

Prior to any Enforcement Action, all amounts paid to a Creditor (whether as a loss payee or otherwise) under Insurance held or arising in respect of all those customer orders listed in schedule 1 of this Deed of Priority shall be paid to the Security Trustee for application towards the Lender Debt.

(ii)

Prior to any Enforcement Action, all amounts paid to a Creditor (whether as a loss payee or otherwise) under Insurance held or arising in respect of all customer orders other than those listed in schedule 1 of this Deed of Priority shall be paid to the Bank for application towards the Bank Debt.

(b)

Subject to the rights of any creditor with prior security or preferential claims, the proceeds of enforcement of any guarantees, security and other rights conferred by the Lender Security Documents, the Bank Security Documents and the Intra-Group Security Documents, and all other amounts paid to a Creditor under this Deed of Priority, shall be applied in the following order:

(i)

first, in payment of the fees, costs, expenses incurred by or on behalf of any Receiver appointed under the Security Documents and of the remuneration of the Receiver in connection with such enforcement;

(ii)	secondly, in respect of realisations of Lender Priority Assets, in payment to the Security Trustee for application towards discharge of the Lender Debt;
(iii)	thirdly, in respect of realisations of all assets of the Obligors save for the Lender Priority Assets, in payment to the Bank for application towards discharge of the Bank Debt;
(iv)

fourthly, in respect of realisations of Lender Priority Assets where the Lender Debt has been discharged in full to the satisfaction of the Security Trustee, in payment to the Bank for application towards discharge of the Bank Debt;

(v)	fifthly, in payment to the Security Trustee for application towards discharge of the balance of the Lender Debt; and
(vi)	lastly, in payment of the surplus (if any) to the Obligor concerned or other person entitled thereto.
(c)

Any payments made to and/or received and/or retained by a Creditor in contravention of the terms of this Deed of Priority shall be held on trust for the other Creditor and shall be paid to that other Creditor for application in accordance with this deed of Priority.

(d)

If for any reason any trust referred to in clause 4(c) above is held to be invalid or unenforceable, the Creditor in receipt of the payment to be held on trust shall pay and deliver to the other Creditor entitled to such payment an amount equal to the payment, receipt or other recovery which it would otherwise have been bound to hold on trust.

5.	CONSENT

Each of the Creditors hereby consents to the creation of the security in accordance with the Bank Security Documents, the Lender Security Documents and the Intra-Group Security Documents.

6.	REPRESENTATIONS AND WARRANTIES

Each party to this Deed of Priority represents and warrants to and for the benefit of each of the other parties to this Deed of Priority that:

(a)	it is duly incorporated and validly existing under the laws of its place of incorporation and has the power to own its property and assets and carry on its business;
(b)	it has the power to enter into and comply with its obligations under this Deed of Priority; and
(c)

it has taken all necessary action to authorise the entry into and compliance with its obligations under this Deed of Priority and to ensure that its obligations under this Deed of Priority are valid, binding and enforceable on it.

7.	EFFECT OF THIS DEED OF PRIORITY

Nothing contained in this Deed of Priority shall:

(a)	require any of the Creditors to make any advance or to provide any facility to any Obligor; or
(b)

as between the Obligors and any of the Creditors, affect or prejudice any rights or remedies of the Creditors under the Security Documents which shall remain in full force and effect according to their tenor as effective security for all monies, obligations and liabilities therein mentioned.

8.	ASSIGNMENT AND TRANSFER
(a)	This Deed of Priority shall be binding upon each party and each of their permitted successors and assigns.
(b)	No Obligor may assign or transfer all or any of its rights (if any) or its obligations under this Agreement.
(c)

None of the Creditors shall assign, transfer, charge or otherwise dispose of all or any of its rights, benefits or obligations under the Security Documents or this Agreement to any person ("a Transferee") or agree or attempt to do so until the Transferee has executed a deed of priority on substantially the same terms as this Deed of Priority.

9.	INFORMATION
(a)	Each Obligor authorises each Creditor to disclose to each other Creditor all information relating to it coming into its possession.
(b)

Each Creditor agrees to notify each other Creditor promptly upon becoming aware of the same of the occurrence, waiver or remedy of any default under any Security Documents or facility documentation they have entered into with an Obligor (and in the case of any overdraft, repayment being demanded).

10.	ENFORCEMENT
(a)	The Bank and the Security Trustee hereby irrevocably undertake in favour of each other that they will not take any Enforcement Action in relation to any Security Document, unless either:
(i)	the Bank or the Security Trustee (as relevant) has provided the other party with not less than five Business Days prior written notice of its intention to do so and such notice has expired; or
(ii)	the Bank or the Security Trustee (as relevant) has received the prior written consent of the other party.
(b)	Subject to clause 10(a) above, the Bank and the Security Trustee shall consult and co-operate with each other to the intent that:
(i)	the Security Documents shall as far as practicable be enforced by the same method and at the same time;
(ii)

in the case of an appointment of a receiver or administrator by the Bank or the Security Trustee under its Security Documents, KPMG shall be appointed (and in the event that KPMG is appointed as a receiver by either Creditor, then if the other Creditor also wishes to appoint a receiver it shall also appoint KPMG).

(c)

Until the Bank Debt and the Lender Debt have been discharged in full to the satisfaction of the relevant Creditor, the Intra-Group Creditor shall not be permitted to take any Enforcement Action, whether pursuant to the Intra-Group Security Documents or otherwise.

11.	BANK OFFER TO SELL
(a)

Prior to the Bank taking any Enforcement Action, the Bank shall be required to offer to sell to the Security Trustee all (but not part only) of the rights and obligations of the Bank in connection with the Bank Debt by way of transfer.

(b)

Any sale and purchase to be made under clause 11(a) shall be completed within the notice period of five Business Days referred to in clause 10(a)(i) and take effect immediately upon satisfaction of the terms set out in 11(b)(i) and (ii) below and subject to the terms set out in 11(b)(iii), (iv) and (v) below:

(i)	payment in full in cash of an amount equal to the Bank Debt as certified by the Bank (save in the case of manifest error) outstanding as at the date that amount is to be paid;
(ii)

payment in full in cash of the amount which the Bank, acting in good faith, certifies to be necessary to compensate it for any loss on account of funds borrowed, contracted for or utilised to fund any amount included in the Bank Debt resulting from the receipt of that payment otherwise than on the last day of an interest period in relation thereto;

(iii)	after the transfer, the Bank will not be under any actual or contingent liability to any Obligor or any other person under this deed or any Bank Facilities Agreement;

(iv)	the relevant transfer shall be without recourse to, or warranty from, the Bank except that the Bank shall be deemed to have warranted on the date of that transfer that:
(A)	it is the owner, free from all security and third party interests of all rights and interests purporting to be transferred by it by that transfer;
(B)	it has the corporate power to effect that transfer; and
(C)	it has taken all necessary action to authorise the making by it of that transfer;
(v)	all costs and expenses incurred by the Bank and the Security Trustee in effecting the transfer shall be borne by the Security Trustee.
(c)

The Bank shall promptly take whatever action the Security Trustee may reasonably require for facilitating the transfer set out in this clause 11 including without limitation the execution of any transfer, conveyance or assignment to the Security Trustee and the giving of any notice, and the Security Trustee shall bear the costs of the same.

12.	NOTICES
(a)

All communications to be made under this Deed of Priority shall be made by facsimile or otherwise in writing and shall be made or delivered to the relevant person at its address and/or facsimile number set out under its name at the end of this Deed of Priority, or at such other address and/or facsimile as that person may hereafter advise to the other parties in writing.

(b)	Any notice to any person under this Deed of Priority shall be deemed to have been given:
(i)	if delivered personally, at the time of such delivery;
(ii)	if posted, on the second Business Day following the day on which it was despatched by first class mail (airmail, if appropriate) postage prepaid; and
(iii)	if sent by facsimile transmission, on the Business Day on which transmitted.
13.	PERPETUITY PERIOD

The perpetuity period for each trust created pursuant to this Deed of Priority, if applicable to this Deed of Priority, shall be 80 years from the date of this Deed of Priority.

14.	PARTIAL INVALIDITY

If, at any time, any provision of this Deed of Priority is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

15.	REMEDIES AND WAIVERS
(a)

No failure to exercise, nor any delay in exercising, on the part of any Creditor, any right or remedy under this Deed of Priority shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Deed of Priority are cumulative and not exclusive of any rights or remedies provided by law.

(b)	A waiver or other consent given by any Creditor under this Deed of Priority will be effective if given in writing and then only in the instance and for the purpose for which it is given.
16.	COUNTERPARTS

This Deed of Priority may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed of Priority.

17.	GOVERNING LAW AND JURISDICTION
(a)

This Deed of Priority and any non-contractual obligations arising out of or in connection with it shall be governed by English law and each of the parties to this Deed of Priority irrevocably submits to the jurisdiction of the courts of England. The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed of Priority (including a dispute regarding the existence, validity or termination of this Deed of Priority (a "Dispute"). The parties agree that the courts of England are most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

(b)

This clause 17 is for the benefit of the Bank and the Security Trustee only. As a result, the Bank and the Security Trustee shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Bank and the Security Trustee may take concurrent proceedings in any number of jurisdictions.

IN WITNESS of which this Deed of Priority has been duly executed by the parties as a deed and has been delivered on the first date specified on page 1 of this Deed of Priority.

EXECUTION PAGES

THE BANK

Signed as adeed, but not delivered until the first date specified on page 1,by BARCLAYS BANK PLC by its attorney ___________________ in the presence of:	) ) ) ) Signature as attorney for BARCLAYS BANK PLC
Witness signature _____________________________
Witness name: _____________________________ Witness address: _____________________________ _____________________________ _____________________________
Address:

Facsimile No:
Attention:

THE SECURITY TRUSTEE

Signed as adeed, but not delivered until the first date specified on page 1,by FULL CIRCLE PARTNERS, LP by its attorney ___________________ in the presence of:		) ) ) ) ) Signature as attorney for FULL CIRCLE PARTNERS, LP
Witness signature _____________________________
Witness name: _____________________________ Witness address: _____________________________ _____________________________ _____________________________
Address:	800 Westchester Avenue Suite S-620 Rye Brook, NY 10573 USA

Facsimile No:	+1 914 220 6301
Attention:	John Stuart

THE INTRA-GROUP CREDITOR

Executed as a deed, but not delivered until the first date specified on page 1, by EMPIRE INTERACTIVE PLC acting by:		) ) ) )
Director	_____________________________
Witness signature	_____________________________
Witness name: Witness address:	_____________________________ _____________________________ _____________________________ _____________________________
Address:	77 Muswell Hill London N10 3PJ
Facsimile No:	020 8343 7447
Attention:	Duncan Backus

THE GUARANTORS

Executed as a deed, but not delivered until the first date specified on page 1, by EMPIRE INTERACTIVE PLC acting by:		) ) ) )
Director	_____________________________
Witness signature	_____________________________
Witness name: Witness address:	_____________________________ _____________________________ _____________________________ _____________________________
Address:	77 Muswell Hill London N10 3PJ
Facsimile No:	020 8343 7447
Attention:	Duncan Backus

Executed as a deed, but not delivered until the first date specified on page 1, by EMPIRE INTERACTIVE HOLDINGS LIMITED acting by:		) ) ) )
Director	_____________________________
Witness signature	_____________________________
Witness name: Witness address:	_____________________________ _____________________________ _____________________________ _____________________________
Address:	77 Muswell Hill London N10 3PJ
Facsimile No:	020 8343 7447
Attention:	Duncan Backus

THE BORROWER

Executed as a deed, but not delivered until the first date specified on page 1, by EMPIRE INTERACTIVE EUROPE LIMITED acting by:		) ) ) )
Director	_____________________________
Witness signature	_____________________________
Witness name: Witness address:	_____________________________ _____________________________ _____________________________ _____________________________
Address:	77 Muswell Hill London N10 3PJ
Facsimile No:	020 8343 7447
Attention:	Duncan Backus